                                                                    EXHIBIT 10.1

                      RESTATED SIXTH AMENDMENT AND WAIVER

                                      TO

                     AMENDED AND RESTATED CREDIT AGREEMENT

     THIS SIXTH AMENDMENT AND WAIVER TO THE AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter referred to as the "Agreement") is being executed and
                                           ---------
delivered as of April 27, 2000 and restated and modified as of June 15, 2000, by and among Einstein/Noah Bagel Corp., a Delaware corporation formerly known as Einstein Bros. Bagels, Inc. (as debtor-in-possession, the "Borrower"),
                                                           --------
Einstein/Noah Bagel Partners, L.P., a Delaware limited partnership (as debtor-in-possession, the "Partnership", each of the Borrower and the Partnership being
                    -----------
hereinafter sometimes referred to individually as a "Debtor" and hereinafter
                                                     ------
sometimes referred to collectively as "Debtors"), Einstein/Noah Bagel Partners,
                                       -------
Inc., a California corporation formerly known as Noah's New York Bagels, Inc. (the "Corporate GP", and together with the Borrower and the Partnership,
      ------------
collectively, the "Credit Parties" and each individually a "Credit Party"), Bank
                   --------------                           ------------
of America, N.A. (as successor to Bank of America National Trust and Savings Association), as the "Agent" for the Lenders (the "Agent"), General Electric
                                                   -----
Capital Corporation, as "Co-Agent" for the Lenders (the "Co-Agent") and the
                                                         --------
financial institutions from time to time party to the Credit Agreement referred to and defined below (collectively, the "Lenders", and each individually, a
                                         -------
"Lender").  Undefined capitalized terms which are used herein shall have the
-------
meanings ascribed to such terms in the Credit Agreement.

                             W I T N E S S E T H:

     WHEREAS, the Borrower, the Lenders, the Agent and the Co-Agent are parties to that certain Amended and Restated Secured Credit Agreement dated as of November 21, 1997 (as heretofore amended and modified by that certain First Amendment and Waiver thereto dated as of March 27, 1998, that certain Consent thereto dated as of May 7, 1998, that certain Second Amendment thereto dated as of October 4, 1998, that certain Third Amendment and Waiver thereto dated as of January 29, 1999, that certain Fourth Amendment and Waiver thereto dated as of May 15, 1999, and that certain Fifth Amendment and Waiver thereto dated as of February 29, 2000, in each case among such parties, collectively, the "Credit
                                                                       ------
Agreement"), pursuant to which the Lenders have agreed to provide, subject to
---------
the terms and conditions contained therein, certain loans and other financial accommodations to the Borrower; and

     WHEREAS, in connection with the Credit Agreement, and to provide additional security for the Borrower's obligations thereunder, each of the Partnership and the Corporate GP executed and delivered to the Agent, for the benefit of the Lenders, certain guaranties, security agreements, pledge agreements and other Loan Documents;

     WHEREAS, on April 27, 2000, each of the Debtors filed with the United States Bankruptcy Court for the District of Arizona (the "Bankruptcy Court")
                                                          ----------------
voluntary petitions for relief under Chapter 11 of title 11 of the United States Code, 11 U.S.C. (S)(S)101 et seq. and have continued in the possession of their
                          -- ----
assets pursuant to Sections 1107 and 1108 thereof;

     WHEREAS, in connection with such filings, on April 28, 2000, at the Debtors' request the Bankruptcy Court entered an interim order (the "Interim
                                                                     -------
Order"), among other things,
-----
authorizing the Borrower to borrow Revolving Loans in a maximum aggregate principal amount of $36,000,000 under the Credit Agreement subject to the terms and conditions of the Interim Order, this Agreement, the Loan Documents and the "Final Order" (as defined below);

     NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Credit Parties, the Lenders, the Agent and the Co-Agent, such parties hereby agree as follows:

     1.  Amendment No. 6 to Credit Agreement.  Subject to the satisfaction
         -----------------------------------
of each of the conditions set forth in Paragraph 4 of this Agreement, and
                                       -----------
effective as of the date the Interim Order is entered by the Bankruptcy Court (the "Entry Date"), the Credit Agreement is hereby amended as follows (except as
      ----------
otherwise specified, section references used herein refer to those of the Credit Agreement):

     (a) Article I is amended to add the following definitions to such section
         ---------
in their respective alphabetical locations:

               "`Bankruptcy Code' means title 11 of the United States Code, 11
                 ---------------
     U.S.C. (S)(S)101 et seq., and each successor statute thereto."
                      -- ----

               "`Bankruptcy Court' means the United States Bankruptcy Court for
                 ----------------
     the District of Arizona or such other court having original jurisdiction over the Case."

               "`Borrower' means Einstein/Noah Bagel Corp., as debtor and as
                 --------
     debtor-in-possession, and all successors and assigns thereof, including, without limitation, any trustee in bankruptcy with respect thereto."

               "`Budget' means, a projected budget of the Borrower's and its
                 ------
     Subsidiaries' cash receipts, cash expenditures and Revolving Loans balances for the Borrower's thirteen (13) Retail Periods ending during its 2000 fiscal year, a copy of which is attached hereto as Exhibit O and made a
                                                        ---------
     part hereof."

               "`Capital Expenditures' means, for any period, the aggregate
                 --------------------
     amount of all expenditures of the Borrower and its Subsidiaries for fixed or capital assets made or incurred during such period (whether or not paid in cash and including that portion of Capital Leases which is capitalized on the consolidated balance sheet of the Borrower and its Subsidiaries) which, in accordance with GAAP, would be classified as capital expenditures.

               "`Carveout' shall have the meaning ascribed to such term in the
                 --------
     Interim Order or the Final Order, whichever is in effect as of the date of any determination thereof."

               "`Case' means, collectively, the bankruptcy cases captioned
                 ----
     "Einstein/Noah Bagel Corp., a Delaware corporation, et al.", and related
                                                         -- --
     case with respect to the Partnership, bearing case numbers 00-04447-ECF-CGC and 00-04448-

     ECF-CGC and arising upon the filing by the Borrower of petitions with the Bankruptcy Court on April 27, 2000."

               "`Change of Management' means the chief executive officer of the
                 --------------------
     Borrower or the president of the Corporate GP shall, for any reason, no longer serve in such office or no longer carry out the functions of such office, or the Corporate GP shall no longer be the sole general partner of the Partnership."

               "`Corporate GP' means Einstein/Noah Bagel Partners, Inc., a
                 ------------
     California corporation, and all successors and assigns thereof."

               "`Credit Parties' means, collectively, the Borrower, the
                 --------------
     Partnership and the Corporate GP."

               "`EBITDA' means, for any period, calculated on a consolidated
                 ------
     basis in accordance with GAAP, the Borrower's and its Subsidiaries' (1) gross revenue net of customer coupons and discounts, minus (2) cost of
                                                          -----
     stores, minus (3) the sum of field operating overhead and support center
             -----
     overhead (exclusive of non-recurring charges and non-cash charges of not more than $15,000,000 in the aggregate incurred at any time after the Petition Date), plus (4) depreciation and amortization."
                     ----

               "`Entry Date' means the date on which the Interim Order was
                 ----------
     entered by the Bankruptcy Court."

               "`Exit Financing Commitment' means a written commitment, in form
                 -------------------------
     and substance satisfactory to the Agent and the Required DIP Lenders, by a third-party lender or financial institution to provide financing to the Borrower upon and after the confirmation of a plan of reorganization of the Borrower by the Bankruptcy Court pursuant to the Case, which financing shall be in an amount equal to or greater than $57,750,000."

               "`Fee Letter' means that certain Fee Letter Agreement among the
                 ----------
     Borrower and the Agent as of the Petition Date."

               "`Final Order' means the final order of the Bankruptcy Court
                 -----------
     approving the Loans made and to be made to the Borrower by the Lenders on and after the Entry Date in accordance with this Agreement (which order shall be substantially in the form of the Interim Order), as the same may be modified or supplemented from time to time with the express written joinder or consent of the Lenders and the Agent."

               "`Interim Order' means the interim order of the Bankruptcy Court
                 -------------
     entered on April 28, 2000 with respect to the Loans made and to be made to the Borrower by the Lenders in accordance with this Agreement (a copy of which is attached hereto as Exhibit N), as the same may be modified or
                                 ---------
     supplemented from time to time with the express written joinder or consent of the Lenders and the Agent."

               "`Obligations' means all present and future loans, advances,
                 -----------
     liabilities, obligations, covenants, duties, and debts owing by the Borrower to the Agent or any

     Lender, arising under or pursuant to this Agreement, the Original Credit Agreement, the Guaranty executed and delivered by Baltimore Bagel Co., formerly a Delaware corporation and wholly-owned Subsidiary of the Borrower which previously merged with and into the Borrower, and the Guaranty executed and delivered by Brackman Brothers, Inc., formerly a Utah corporation and wholly-owned Subsidiary of the Borrower which previously merged with and into the Borrower, in each case whether or not evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment from others, and any participation by the Agent and/or any Lender in the Borrower's debts owing to others), absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including, without limitation, all principal, interest (including, without limitation, interest arising after the commencement of any proceeding commenced under the Bankruptcy Code with respect to the Borrower, regardless of whether such interest would be an allowed claim in such proceeding), charges, expenses, fees, attorneys' fees, filing fees and any other sums chargeable to the Borrower hereunder, under another Loan Document, or under any other agreement or instrument to which the Agent or any Lender is a party, including, without limitation, all "Cash Management Obligations" (as defined in that certain General Modification of Collateral Documents dated as of January 31, 2000 among the Borrower, the Corporate GP and the Partnership) and all other cash management or deposit or disbursement account agreement or under or with respect to any interest rate, foreign exchange or commodity hedge arrangement. "Obligations" includes, without limitation, all LC Obligations.

               "`Partnership' means Einstein/Noah Bagel Partners, L.P., a
                 -----------
     Delaware limited partnership, as debtor and as debtor-in-possession, and all successors and assigns thereof, including, without limitation, any trustee in bankruptcy with respect thereto."

               "`Petitions" means the voluntary filings by the Debtors with the
                 ---------
     Bankruptcy Court for relief under Chapter 11 of the Bankruptcy Code pursuant to which the Case was commenced."

               "`Petition Date' means April 27, 2000."
                 -------------

               "`Post-Petition Collateral' means all Collateral acquired,
                 ------------------------
     created or generated by either Debtor after the Petition Date which does not constitute Pre-Petition Collateral."

               "`Post-Petition Obligations' means those Obligations of the
                 -------------------------
     Debtors, and those guaranty obligations of the Partnership with respect to the Obligations under the Loan Documents, in each case which have arisen or arise on or after the Petition Date; provided, however, that all LC
                                          --------  -------
     Obligations existing as of the Petition Date shall thereafter constitute Post-Petition Obligations notwithstanding anything in this Agreement or any other Loan Document to the contrary."

               "`Pre-Petition Collateral' means all Collateral of the Debtors
                 -----------------------
     which exists as of the Petition Date, all property on which replacement Liens are granted to the Agent and the Lenders pursuant to the Interim Order or Final Order, and all accessions, substitutions, replacements, products and proceeds thereof."

               "`Pre-Petition Obligations' means those Obligations of the
                 ------------------------
     Borrower, and those guaranty obligations of the Partnership with respect to the Obligations under the Loan Documents, in each case which arose prior to the Petition Date."

               "`Pre-Petition Permitted Liens' means those Permitted Liens
                 ----------------------------
     (other than those in favor of the Agent) which existed pursuant to applicable law and were properly perfected, valid, non-avoidable and enforceable as of the Petition Date."

               "`Pre-Petition Priority Permitted Liens' means those Pre-Petition
                 -------------------------------------
     Permitted Liens which as a matter of applicable nonbankruptcy law have priority over the Agent's Liens as of the Petition Date and which are allowed in the Case."

               "`WPSA' means, for any Retail Period, calculated on a
                 ----
     consolidated basis in accordance with GAAP, the Borrower's and its Subsidiaries' average weekly per store gross revenue net of customer coupons and discounts."

          (b)  Article I is further amended to delete in their entirety each of
               ---------
the following definitions and to replace such definitions, respectively, with the following definitions:

               "`Collateral' means all property which is subject to, or is to be
                 ----------
     subject to, a Lien granted, created or established under a Collateral Document, Loan Document, the Interim Order or the Final Order."

               "`Collateral Documents' means each security agreement, pledge
                 --------------------
     agreement, mortgage, collateral assignment, and other document establishing or purporting to establish a Lien in favor of the Agent as security for any of the Obligations and executed and delivered by any Credit Party in connection with this Agreement or any amendment hereof.

               "`Lending Office' means, with respect to any lender, any office
                 --------------
     designated (whether or not notice is given to the Borrower) by such Lender in its sole discretion as a Lending Office for purpose hereof."

               "`Percentage' means, as to any Lender, the percentage set forth
                 ----------
     opposite such Lender's name on Schedule 1.1(B)."
                                    ---------------

               "`Termination Date' means the earliest of (i) December 31, 2000,
                 ----------------
     (ii) the date on which a plan of reorganization in the Case becomes effective, and (iii) the stated date on which the Exit Financing Commitment expires by its terms (and not by reason of any default or failure of condition by the Borrower), as such date under the Exit Financing Commitment may be extended from time to time."

               "`Total Revolving Loan Commitment' means, subject to the
                 -------------------------------
     modification thereof pursuant to Sections 2.7 and 2.8, (i) at any time
                                      ------------     ---
     following the entry of the Interim Order and prior to the entry of the Final Order, $5,000,000 and (ii) at any time following the entry of the Final Order, $36,000,000."

          (c)  Article I is further amended to add to the definition of "Loan
               ---------                                                 ----
Documents", immediately following the reference in the third line of such
---------
definition to the phrase "the Affirmation," the following phrase and to delete the phrase "and Amendment" therefrom:

     "the Interim Order, the Final Order, each amendment and other modification agreement with respect to any of the foregoing"

          (d)  Article I is further amended to add the following provision to
               ---------
the end of the definition of "Material Adverse Change":
                              -----------------------

     ", other than the filing of the Petitions and commencement of the Case."

          (e)  Article I is further amended to delete, in their entirety, the
               ---------
definitions of "Affected Lender", "Annualized Store EBITDAL," "Annualized System
                ---------------    ------------------------    -----------------
EBITDAL," "Applicable Margin," "Cash Flow Ratio," "Combined Overhead,"
-------    -----------------    ---------------    -----------------
"Continuation/Conversion Notice," "Eurocurrency Reserve Percentage," "Eurodollar
-------------------------------    -------------------------------    ----------
Loan," "Eurodollar Rate," "Eurodollar Rate (Reserve Adjusted)," "Floating Rate
----    ---------------    ----------------------------------    -------------
Loan,"  "Floating Rate Borrowing," "Interest Period," "Pro Forma Fixed Charges",
----     -----------------------    ---------------    -----------------------
"Senior Indebtedness," "Significant Subsidiary," "Store EBITDAL," "System
 -------------------    ----------------------    -------------    ------
EBITDAL" and "Type."
-------       ----

          (f)  Article I is further amended to delete, in its entirety, the last
               ---------
sentence of the definition of "Borrowing."
                               ---------

          (g)  Section 2.1(2)(b) is deleted in its entirety and replaced with
               -----------------
the following provision:

                    "(b) The Term Loan shall be due and payable in full on the Petition Date and shall be payable in accordance with the Lenders' rights as pre-petition secured creditors with respect thereto in accordance with the provisions of the Bankruptcy Code."

          (h)  Section 2.1(3) is deleted in its entirety and replaced with the
               --------------
following:

          "[intentionally omitted]."

          (i)  The Section 2.2(1) is deleted in its entirety and replaced with
               ------------------
the following provision:

                    "SECTION 2.2.  Borrowing Procedure.
                                   -------------------

                         (1) Any Authorized Officer of the Borrower may request a Revolving Loan on behalf of the Borrower on any Business Day after the Effective Date and prior to the Termination Date and the Term Loan on behalf of the Borrower on the Restatement Effective Date in United States dollars by giving the Agent telephonic, telex or facsimile notice (which notice shall be irrevocable once given and shall be promptly confirmed in writing if given telephonically) in the form of Exhibit B ("Borrowing Request") or such other form as shall be acceptable
     ---------
     to the Agent. Each Borrowing Request must be received by the Agent prior to 10:00 A.M., Chicago time, on the proposed date of such Borrowing (which must be a Business Day) and shall request the principal amount of such Borrowing and specify the proposed date of Borrowing (which must be a Business Day). Promptly upon receipt of such Borrowing Request, the Agent shall advise each Lender thereof. On the date of a proposed Borrowing, each Lender shall provide the Agent at the Head Office with immediately available funds in an amount equal to such Lender's Percentage of the principal amount of the proposed Borrowing specified in the Borrowing Request. Each Borrowing shall be in a principal amount of $1,000 or an integral multiple thereof (or such lesser amount equal to the unadvanced portion of the Total Revolving Loan Commitment Amount available under
     Section 2.1(1)). All Borrowings shall be pro rata among the Lenders in
     --------------
     accordance with their respective Commitments. Not later than 1:00 P.M., Chicago time, on the proposed date of Borrowing specified in the Borrowing Request, subject to the satisfaction of the applicable conditions precedent set forth in Article III hereof, the Agent shall make the proceeds of each
                  -----------
     Revolving Loan available to the Borrower by causing an amount of immediately available funds equal to the principal amount of such Revolving Loan to be credited to the account of the Borrower at Bank of America unless otherwise required pursuant to the terms of this Agreement."

          (j)  Section 2.2(2) is deleted in its entirety and replaced with the
               --------------
following:

     "[intentionally omitted]."

          (k)  Section 2.3 is amended to delete the reference "by 9:00 A.M. (or
               -----------
12:00 Noon with respect to Floating Rate Loans)" contained in the first sentence thereof and to replace such reference with the reference "by 12:00 Noon,".

          (l)  Section 2.4 is deleted in its entirety and replaced with the
               -----------
following provision:

                    "SECTION 2.4. Interest.
                                  --------

                    (1)  Interest Rate.  With respect to each Loan, the Borrower
                         -------------
     hereby promises to pay interest on the unpaid principal amount thereof for the period commencing on the date of such Loan until such Loan is paid in full, at a rate per annum equal to the Floating Rate plus one percent
                                                     ----
     (1.00%).


                    (2)  Interest Payment Dates.  Accrued interest on each Loan
                         ----------------------
     shall be due and payable monthly in arrears on the first Business Day of each calendar month and at maturity. After maturity, accrued interest on all Loans shall be payable on demand.

                    (3)  Default Interest.  Any principal payments on the Loans
                         ----------------
     not paid when due, whether at stated maturity, by notice of repayment, by acceleration or otherwise, shall, to the extent permitted by applicable law, thereafter bear interest (compounded monthly and payable upon demand) at a rate which is two percent (2.00%) per annum in excess of the rate of interest otherwise payable under this Agreement in respect of such principal amount until such unpaid amount has been paid in full (whether before or after judgment)."

          (m)  Section 2.5(1) is amended to delete the phrase "payable quarterly
               --------------
in arrears on the first Business Day of March, June, September and December of each year" and to replace such phrase with the phrase "payable monthly in arrears on the first Business Day of each calendar month".

          (n)  Section 2.5(2) is deleted in its entirety and replaced with the
               --------------
following provision:

                    "(2)  Agent's Fee.  The Borrower agrees to pay to the Agent
                          -----------
     the fees provided for in the Fee Letter."

          (o)  Section 2.5 is further amended to add the following subsection to
               -----------
the end of such section:

                    "(3)   DIP Facility Fee.  The Borrower agrees to pay the
                           ----------------
     Agent, for the ratable benefit of the Lenders, a non-refundable facility fee equal to $250,000, payable on the Entry Date."

          (p)  Section 2.7(1) is amended to be deleted in its entirety and
               --------------
replaced with the following provision:

     "(1) The Borrower may voluntarily prepay at any time the Loans in whole or in part without premium or penalty; provided, that (a) each partial
                                         --------
     prepayment shall be in a principal amount of not less than $25,000, (b) the Borrower has given notice to the Agent of such prepayment no later than 10:00 A.M., Chicago time, on the day of such prepayment and (c) such amount prepaid shall be applied, first, to the payment of any fees and expenses
                               -----
     owing to the Agent, second, to the payment of accrued interest owing with
                         ------
     respect to the Loans, ratably among such Loans (consisting of both Pre-Petition Obligations and Post-Petition Obligations), third, to the payment
                                                          -----
     of the outstanding principal balance of those Revolving Loans constituting Pre-Petition Obligations, fourth, to the payment of the outstanding
                               ------
     principal balance of those Revolving Loans constituting Post-Petition Obligations, and fifth, subject to the further order of the Bankruptcy
                      -----
     Court, to the payment of the outstanding principal balance of the Term Loan. Unless otherwise agreed to in writing by the Required Lenders, the Total Revolving Loan Commitment shall be permanently reduced concurrently with, and to the extent of, the amount of voluntary prepayments applied pursuant to this Section 2.7(1) to the payment of the outstanding principal
                      --------------
     balance of the Revolving Loans (whether Pre-Petition Obligations or Post-Petition Obligations)."

          (q)  Section 2.8(1)  is amended to delete the phrase "or such lesser
               ---------------
amount as required by Section 5.13" at the end of such section.
                      ------------

          (r)  Section 2.8(2) and the last sentence of Section 2.8 are deleted
               --------------                          -----------
in their entirety and replaced with the following provisions:

               "(2) If the Borrower or any Subsidiary shall at any time or from time to time (a) sell, lease, assign, transfer, or otherwise dispose of any of its now owned or hereafter acquired assets, other than a sale or other disposition of inventory in the ordinary course of business (and, in any event, including any rejection or assumption and assignment of leases, any refund of security deposits), (b) receive the proceeds of any federal, state or local income tax refund, or any prepayment of indebtedness for borrowed money owed to it or other indebtedness owed to it by any of its Subsidiaries or Franchisees or (c) receive any insurance or condemnation proceeds with respect to any Collateral, then the (i) the Borrower shall
                                              ----
     promptly notify the Agent of the occurrence thereof and the amount of net proceeds received or anticipated to be received (net of reasonable closing costs and expenses in the case of a disposition of assets) and (ii) promptly after the Borrower's or any Subsidiary's receipt of the proceeds of any of the foregoing, the Borrower shall prepay the Obligations in an aggregate amount equal to such proceeds (or net proceeds in the case of a disposition of assets). Notwithstanding the foregoing, in the event of the receipt of insurance or condemnation proceeds pursuant to clause (c) above,
                                                               ----------
     if the Borrower shall (x) promptly notify the Agent, upon the occurrence of the casualty or condemnation event giving rise to such proceeds, that it intends to rebuild, repair or replace the property affected by such casualty or condemnation with substantially comparable replacement property, (y) deliver to the Agent within sixty (60) days of the occurrence of such casualty or condemnation, a budget reasonably acceptable to the Agent estimating all costs and expenses necessary to complete such rebuilding, repair or replacement and (z) the Borrower or any Subsidiary shall in fact complete such rebuilding, repair or replacement within one hundred and fifty (150) days of the occurrence of such casualty or condemnation, then, no prepayment shall be required under this section with
                   ----
     respect to the insurance proceeds received by the Borrower or any Subsidiary to the extent of the amount of costs and expenses used by the Borrower for such rebuilding, repair or replacement and not exceeding the amount of such costs and expenses set forth in the budget approved thereof pursuant to clause (y) of this section. All amounts prepaid pursuant to
                 ----------
     this Section 2.8(2) shall be applied, first, to the payment of the
          --------------                   -----
     outstanding principal balance of the Term Loan, second, to the payment of
                                                     ------
     any fees and expenses owing to the Agent, third, to the payment of accrued
                                               -----
     interest owing with respect to the Loans, ratably among such Loans (consisting of both Pre-Petition Obligations and Post-Petition Obligations), fourth, to the payment of the outstanding principal balance
                   ------
     of those Revolving Loans constituting Pre-Petition Obligations, and fifth,
                                                                         -----
     to the payment of the outstanding principal balance of those Revolving Loans constituting Post-Petition Obligations. Unless otherwise agreed to in writing by the Required Lenders, the Total Revolving Loan Commitment shall be permanently reduced concurrently with, and to the extent of, the amount of mandatory prepayments applied pursuant to this Section 2.8(2) to the
                                                       --------------
     payment of the outstanding principal balance of the Revolving Loans (whether Pre-Petition Obligations or Post-Petition Obligations).

               "(3) In addition to the foregoing, on each Business Day, the Borrower shall repay the outstanding principal balance of the Revolving Loans in an amount equal to the gross amount of all cash received by the Borrower and their Subsidiaries on or before such Business Day which is available for withdrawal by the Borrower and their Subsidiaries from their respective deposit accounts as of such Business Day. All amounts prepaid pursuant to this Section 2.8(3) shall be applied, first, to any
                              --------------                   -----
     fees or expenses which are past due and payable to the Agent, second, to
                                                                   ------
     the payment of any past due interest owing with respect to the Obligations, ratably as between any such interest owing with respect to Pre-Petition Obligations and Post-Petition Obligations, third, to the payment of the
                                                -----
     outstanding principal balance of those Revolving Loans constituting Pre-Petition Obligations, and fourth, to the outstanding principal balance of
                               ------
     those Revolving Loans constituting Post-Petition Obligations. The Total Revolving Loan Commitment shall not be reduced as a result of any prepayments of the Revolving Loans required pursuant to this Section
                                                                  -------
     2.8(3)."
     ------

               (s)  The last two sentences of Section 2.9 are deleted in their
                                              -----------
entirety and replaced with the following provisions:

     "All payments under Sections 2.12 and 2.13 shall be made by the Borrower
                         -------------     ----
     directly to the Lender or Lenders entitled thereto. All interest and fees payable hereunder shall be calculated on the basis of a year of 365 (or 366 as applicable) days for the actual number of days elapsed."

               (t)  Section 2.10 is amended to add the following parenthetical
                    ------------
to such section at the end of the first sentence of such section:

     "(including, without limitation, (i) the payment of fees and expenses to professionals under Sections 330 and 331 of the Bankruptcy Code to the extent provided in the Interim Order or the Final Order, whichever is applicable, and (ii) the payment of administrative expenses of the kind specified in Section 503(b) of the Bankruptcy Code incurred in the ordinary course of business of the Borrower to the extent provided in the Interim Order or the Final Order, whichever is applicable, and, in either case under clauses (i) or (ii) of this parenthetical, to the extent not
           -----------    ----
     otherwise prohibited by this Agreement)."

               (u)  Section 2.12 is deleted in its entirety and replaced with
                    ------------
the following provision:

                         "SECTION 2.12.  Increased Costs.  If after the date
                                         ---------------
     hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any Lending Office of such Lender) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency,

                         (a) shall subject any Lender (or any Lending Office of such Lender) to any tax, duty or other charge with respect to its LC Obligations or its obligation to issue Letters of Credit, or shall change the basis of taxation of payments to any Lender with respect to its LC Obligations (except for changes in the rate of tax on the overall gross or net income of such Lender or its Lending Office); or

                         (b) shall impose on any Lender (or its Lending Office) any other condition affecting its LC Obligations;

     and the result of any of the foregoing is to increase the cost to such Lender (or any Lending Office of such Lender) of issuing or participating in any Letter of Credit or making any LC Commitment or commitment to participate in any Letter of Credit, or to reduce the amount of any sum received or receivable by such Lender (or any Lending Office of such Lender) under this Agreement or with respect to Loans made in connection therewith, then upon demand by such Lender (which demand shall be made within 45 days after such Lender has actual knowledge of such additional cost or reduced sum receivable and shall be accompanied by a statement setting forth the basis of such demand), the Borrower shall pay directly to such Lender such additional amount or amounts as will reimburse such Lender for such increased cost or such reduction."

          (v)  Sections 2.14, through 2.20 shall be deleted in their entirety
               -------------          ----
and replaced with the following provisions:

          "SECTION 2.14.  [intentionally omitted].

          SECTION 2.15.  [intentionally omitted].

          SECTION 2.16.  [intentionally omitted].

          SECTION 2.17.  [intentionally omitted].

          SECTION 2.18.  [intentionally omitted].

          SECTION 2.19.  Mitigation of Circumstances.  Each Lender shall
                         ---------------------------
     promptly notify the Borrower and the Agent of any event of which it has knowledge which will result in, and will promptly thereafter use all reasonable commercial efforts available to it (and not, in such Lender's good faith judgment, otherwise disadvantageous to such Lender) to mitigate or avoid, (i) any obligation by the Borrower to pay any amount pursuant to
     Section 2.12 or 2.13 (and, if any Lender has given notice of any such event
     ------------    ----
     and thereafter such event ceases to exist, such Lender shall promptly so notify the Borrower and the Agent). Without limiting the foregoing, each Lender will designate a different Lending Office if such designation will avoid (or reduce the cost to the Borrower of) any event described in the preceding sentence and such designation will not, in such Lender's reasonable judgment, be otherwise materially disadvantageous to such Lender.

          SECTION 2.20.  Conclusiveness of Statements; Survival of Provisions.
                         ----------------------------------------------------
     Determinations and statements of any Lender pursuant to Sections 2.12 or
                                                             -------------
     2.13 shall be conclusive absent demonstrable error. The provisions of
     ----
     Sections 2.12 and 2.13 shall survive termination of this Agreement."
     -------------     ----

          (w)  Article II is further amended to add the following provision to
               ----------
the end of such article:

                    "SECTION 2.21.  Weekly Settlements.  Notwithstanding the
                                    ------------------
     contrary provisions of Sections 2.2, 2.3 and 2.9 (which provisions shall be
                            ------------  ---     ---
     superseded by the provisions of this section to the extent of any inconsistencies with such sections):

                    (1) The outstanding principal balance of the Revolving Loans may fluctuate from day to day as a result of the Agent's disbursement of Revolving Loans on behalf of the Lenders to the Borrower without the Agent obtaining funding for such Loans from the Lender pursuant to Section 2.2 on
                                                                  -----------
     the date of the Agent's making of such Loans; provided, however, the Agent,
                                                   --------  -------
     in its sole discretion, may choose from time to time to require compliance by the Lenders and the Borrower with the procedures set forth in Sections
                                                                      --------
     2.2 in lieu of the procedures set forth in this section.
     ---

                    (2) If on any "Calculation Date" (as defined below) the amount of any Lender's "Net Investment" (as defined below) with respect to any Revolving Loan is less than such Lender's Percentage of the outstanding principal balance of such Revolving Loan, then, pursuant to the procedures set forth below in this section, such Lender shall pay the Agent a sum sufficient to increase such Lender's Net Investment in such Loan to such Lender's Percentage of such outstanding principal balance. If on any Calculation Date the amount of any Lender's Net Investment with respect to any Revolving Loan is greater than such Lender's Percentage of the outstanding principal balance of such Revolving Loan, then, pursuant to the procedures set forth below, the Agent shall pay such Lender a sum sufficient to reduce such Lender's Net Investment in such Loan to such Lender's Percentage of such outstanding principal balance.

                    (3) The Agent shall calculate the outstanding dollar amount of each Lender's total Net Investment as of the close of business (a) on the second to last Business Day of each calendar week, (b) on the last Business Day of each calendar month, (c) on the date of the occurrence of an acceleration of the Loans, or a termination of the Commitments, and (d) on any other date on which the Agent, in its discretion, desires to effect a settlement among the Lenders hereunder (each such date being referred to herein as a "Calculation Date").
                  ----------------

                    (4) For purposes of this Agreement, "Net Investment" shall
                                                         --------------
     mean, as to any Lender with respect to any particular Revolving Loan on a Calculation Date, the cumulative principal amount advanced by such Lender to the Agent for the benefit of the Borrower with respect to such Revolving Loan prior to such Calculation Date minus the cumulative principal amount
                                         -----
     paid by the Agent to such Lender on account of such Revolving Loan prior to such Calculation Date.

                    (5) Payments received by the Agent as of any Calculation Date, but not distributed since the immediately preceding Calculation Date shall be applied, and the Net Investment of each Lender shall be adjusted, in accordance with the following procedures. Any amount payable by the Agent or any Lender under this paragraph (5) shall be due on the first
                                    -------------
     Business Day following the Calculation Date as of which such amount was determined, except in the case of a Calculation Date occurring on the last Business Day of a calendar month in which case such amount shall be due and payable on the same such Business Day (each such date being referred to herein as a "Settlement Date"):
                  ---------------

               (a) If as of any Calculation Date the increase, if any, in any Lender's aggregate amount of Net Investments in Revolving Loans which is required (after giving effect to any payments allocable to such Lender's Net Investments received by the Agent but not distributed since the previous Calculation Date) to make such aggregate amount of Net Investments equal to such Lender's Percentage of the outstanding principal balance of all Revolving Loans is less than such Lender's Percentage of any such payments received by the Agent but not distributed since the immediately preceding Calculation Date, the Agent shall apply such Lender's Percentage of such payments to the increase in the amount of such Lender's aggregate Net Investments and shall pay any excess to such Lender (which excess payment shall reduce the amount of such Lender's aggregate Net Investments).

               (b) If as of any Calculation Date the increase, if any, in any Lender's aggregate amount of Net Investments in Revolving Loans which is required (after giving effect to any payments allocable to such Lender's Net Investments received by the Agent but not distributed since the previous Calculation Date) to make such aggregate amount of Net Investments equal to such Lender's Percentage of the outstanding principal balance of all Revolving Loans is greater than such Lender's Percentage of any such payments received by the Agent but not distributed since the immediately preceding Calculation Date, the Agent shall apply such Lender's Percentage of such payments to the increase in such Lender's aggregate amount of Net Investments and such Lender shall pay to the Agent the amount by which such increase in its Net Investments exceeds such Lender's Percentage of such payments (which payment amount shall increase the amount of such Lender's aggregate Net Investments).

               (c) If as of any Calculation Date the increase, if any, in the amount of any Lender's aggregate of Net Investments in Revolving Loans which is required (after giving effect to any payments allocable to such Lender's Net Investments received by the Agent but not distributed since the previous Calculation Date) to make such Net Investments equal to such Lender's Percentage of the outstanding principal balance of all Revolving Loans is exactly equal to such Lender's Percentage of any such payments received by the Agent but not distributed since the immediately preceding Calculation Date, the Agent shall apply such Lender's Percentage of such payments to the increase in the amount of such Lender's aggregate Net Investments.

               (d) If as of any Calculation Date no change is required with respect to the amount of any Lender's aggregate of Net Investments in Revolving Loans, the Agent shall pay any payments allocable to such Lender's Net Investments received by the Agent but not distributed since the immediately preceding Calculation Date to such Lender (which payment shall reduce the amount of such Lender's aggregate Net Investments).

          (6) If any payments received by the Agent and distributed or credited to any Lender as provided herein are later returned or repaid by the Agent to the Borrower, its representative or successor in interest, whether by court order, settlement or otherwise, each Lender's Percentage of all such payments returned or repaid representing principal of the Revolving Loans, together with any interest thereon received by such Lender, and its allocable share of any other payments, so returned or repaid shall be returned to the Agent.

          (7) Distributions to any Lender with respect to its interest in any Revolving Loan shall be made and payable only out of payments actually received by the Agent in good funds.

          (8) Subject to a Lender's compliance with the terms hereof, or after any non-compliance shall be cured, the Agent agrees to pay such Lender, out of any payments collected by the Agent which are allocable to interest, as so collected, such Lender's share thereof at the applicable rate of interest per annum paid by the Borrower under the Credit Agreement upon such Lender's daily Net Investment in each Revolving Loan. Payment to each Lender of amounts due pursuant to this paragraph (8) shall be due from the
                                            -------------
     Agent on the first Settlement Date immediately following each date on which interest is paid to the Agent under the terms of the Credit Agreement. If any payment of interest actually received by the Agent constitutes less than the amount required to be paid by the Borrower under the Credit Agreement, then the Agent shall be required to pay to each Lender such Lender's Percentage of the aggregate amount of such payment actually received by the Agent."

          (x)  Section 2.1A is amended to delete the figure "$5,000,000" which
               ------------
appears in such section and to replace such figure with the figure "$1,500,000."

          (y)  Section 2.9A is amended to delete the words "Floating Rate" which
               ------------
appears immediately prior to the words "Revolving Loan" in second sentence of such section, to delete the figure "$100,000" which appears in such section and to replace such figure with the figure "$1,000."

          (z)  Section 2.14A(1) is deleted in its entirety and replaced with the
               ----------------
following provision:

          "(1) The Borrower agrees to pay to the Agent for the account of each Lender a fee for each (a) Non-Financial Letter of Credit (the `Non-Financial LC Commitment Fee'), from the date of issuance thereof to the earlier to occur of the expiration or termination thereof or the date of final and complete payment by the Agent thereunder, at a rate per annum equal to one and five-eighths of one percent (1.625%) per annum with respect to the aggregate outstanding face amount of each such Non-Financial Letter of Credit, and (b) Financial Letter of Credit (the `Financial LC Commitment Fee'), from the date of issuance thereof to the earlier to occur of the expiration or termination thereof or the date of final and complete payment by the Agent thereunder, at a rate per annum equal to three and one-quarter of one percent (3.25%) per annum with respect to the aggregate outstanding face amount of each such Financial Letter of Credit, all such fees under this section to be paid in arrears on the first Business Day of each month (or at such other times as the Agent shall request, for any period prior to such date or time for which such LC Commitment Fees shall not have been theretofore paid).

          (aa) Section 3.2 is amended to add the word "and" to the end of
               -----------
clause 1(a) of such section, to replace the semicolon and the word "and" at the
-----------
end of clause 1(b) thereof with a period, to delete clause 1(c) thereof in its
       -----------                                  -----------
entirety and to add the following provisions to the end of such section immediately following subparagraph (2) thereof:
                      ----------------

                    "(3)  Bankruptcy Orders.  The Interim Order or the Final
                          -----------------
     Order, as the case may be, shall have been entered by the Bankruptcy Court, and the Agent and Lenders shall have received a certified copy of the same and such order shall be in full force and effect and shall not have been reversed, stayed, modified, vacated, amended or appealed."

                    (4)  Final Order.  With respect to any requested Loan to be
                         -----------
     made or issued on or after the thirtieth (30th) day following the Entry Date, the Final Order, in form and substance reasonably satisfactory to the Agent and the Required Lenders, shall be in full force and effect and shall not have been reversed, stayed, modified, vacated, amended or appealed."

          (bb) Each of Sections 4.2, 4.3 and 4.8 is amended to add the
                       ------------  ---     ---
following clause to the beginning of the first sentence of such section:

     "Subject to the entry of the Interim Order and the Final Order,"

          (cc) Section 4.4 is amended to delete in its entirety the fourth
               -----------
sentence of such section and to replace such sentence with the following sentence:

     "Since December 26, 1999, there has been no Material Adverse Change."

          (dd) Section 4.9 is amended to add the following provision to the end
               -----------
such section:

     "Notwithstanding anything to the contrary contained herein, (i) the Pre-Petition Obligations are secured by the Pre-Petition Collateral and the replacement Liens in favor of the Agent and the Lenders provided for in the Interim Order and Final Order, (ii) the Post-Petition Obligations are secured by the Post-Petition Collateral and the Pre-Petition Collateral,
     (iii) except with respect to the Pre-Petition Priority Permitted Liens, the Liens securing the Post-Petition Obligations and the Carveout, the Liens securing the Pre-Petition Obligations have priority over all other Liens against the Collateral and (iv) the Liens securing the Post-Petition Obligations are first priority Liens under Section 364(d)(1) of the Bankruptcy Code, subject only to the Carveout and the Pre-Petition Priority Permitted Liens, and the Post-Petition Obligations constitute allowed administrative superpriority expenses in the Case having priority, and the Agent's Lien securing Post-Petition Obligations have priority, in accordance with the provisions of Section 364(c)(1) of the Bankruptcy Code over all administrative expenses (other than the Carveout), secured claims and unsecured claims against the Borrower now existing or hereafter arising, of any kind or nature whatsoever, including, without limitation, all such administrative expenses of the kind specified in or awarded under Sections 105, 326, 328, 330, 331, 503(b), 506(c), 507(a), 507(b) or 726 of the
     Bankruptcy Code."

          (ee) Article IV is further amended to add the following provisions to
               ----------
the end of such article:

                    "SECTION 4.23.  The Budget.  The Budget, attached hereto as
                                    ----------
     Exhibit O, reasonably presents, in all material respects, on a pro forma
     ---------                                                      --- -----
     basis projected financial operations of the Borrower and their Subsidiaries for the Retail Periods from the Entry Date until December 31, 2000.

                    SECTION 4.24.  Pre-Petition Obligations; Defenses.  As of
                                   ----------------------------------
     the Petition Date, the aggregate outstanding principal balance of the Pre-Petition Obligations, all accrued and unpaid interest, fees and expenses constituting Pre-Petition Obligations, and the aggregate face amount of all outstanding Loans and LC Obligations constituting Pre-Petition Obligations, are approximately as set forth in Exhibit P attached hereto, and the
                                       ---------
     Borrower is truly and justly indebted (as an allowed secured claim) to the Agent and the Lenders, and each of the Partnership and the Corporate GP are truly and justly indebted as guarantors, with respect to the Pre-Petition Obligations without setoff, defense or counterclaim."

          (ff) Sections 5.3, 5.4, 5.6 and 5.9 are each amended to add the
               ------------  ---  ---     ---
following phrase to the beginning of such sections:

     "Except as may be required or permitted by the provisions of the Bankruptcy Code or by the Bankruptcy Court during the existence of the Case, and except with respect to the payment of claims or performance of obligations which are subject to the automatic stay in the Case,"

          (gg) Section 5.8(4) is deleted in its entirety and replaced with the
               --------------
following provision:

          "(4)  Certificate of No Default.  Together with the financial
                -------------------------
     statements furnished by the Borrower pursuant to preceding Clauses (1), (2)
                                                                -----------  ---
     and (3), a duly completed compliance certificate in the form of Exhibit M,
         ---                                                         ---------
     in each case signed by the Chief Financial Officer or any Vice President of the Borrower (in his or her capacity as such, and without personal liability therefor);"

          (hh) Section 5.8 is further amended to delete the word "and" at the
               -----------
end of subparagraph (13) of such section and to add the following provisions to
       -----------------
such section immediately following subparagraph (14) of such section:
                                   -----------------

               "(15) On a date no later than the fifteenth (15/th/) day of each Retail Period occurring on or after the Petition Date, in form and substance reasonably satisfactory to the Agent and the Required Lenders, a variance report reflecting on a line-item basis the actual cash receipts and disbursements, and actual Revolving Loan usage, for the preceding Retail Period and the percentage variance of such items on a year to date cumulative basis through the last day of such Retail Period from those reflected in the Budget;

               (16) On a date no later than the fifteenth (15/th/) day of each Retail Period occurring on or after the Petition Date, in form and substance reasonably satisfactory to the Agent and the Required Lenders, an average weekly net revenue report calculating WPSA for the preceding Retail Period; and on or before Friday of each calendar week, in form and substance reasonably satisfactory to the Agent and the Required Lenders, an average weekly net revenue report calculating WPSA for the preceding calendar week;

               (17) Concurrently with any Credit Party's filing thereof, copies of all written pleadings, motions, applications, financial information, petitions, schedules, reports and other papers and documents filed by or in behalf of any Credit Party in the Case (delivery of which shall be deemed to have been accomplished if served on or otherwise delivered to the Agent's, Co-Agent's and/or Lender's counsel, as applicable); and

               (18) Concurrently with any Credit Party's delivery thereof, copies of all written reports delivered by or in behalf of any Credit Party to any official or unofficial creditors' committee in the Case.

     The Borrower hereby confirms and agrees that it is solely responsible for the preparation, production and implementation of the Budget and the information contained therein and that neither the Agent, the Lenders nor any of their respective Affiliates, employees, agents, attorneys or other third parties (a) had any involvement in or responsibility for the preparation, production or implementation thereof or (b) shall be deemed to have made any representation or warranty in connection therewith."

          (ii) Section 5.13 is deleted in its entirety and replaced with the
               ------------
following provision:

     "[intentionally omitted]."

          (jj) Clause (b) of Section 6.8(1), and the provisions of Section
               ----------    --------------                        -------
6.8(11), are each amended to delete in its entirety therefrom the phrase "solely
-------
in exchange for capital stock of the Borrower."

          (kk) Section 6.14 is amended to delete in its entirety all of the
               ------------
provisions of such section following the first reference therein to "Subordinated Debt."

          (ll) Article VI is further amended to add the following provisions
               ----------
immediately following Section 6.17 thereof:
                      ------------

                    "SECTION 6.18.    Case Matters.
                                      ------------

                    (a) Seek, consent to or suffer to exist any modification, stay, vacation or amendment of the Interim Order or the Final Order;

                    (b) Suffer to exist a priority for any administrative expense, secured claim or unsecured claim against any Credit Party (now existing or hereafter arising of any kind or nature whatsoever, including, without limitation, any administrative expenses of the kind specified in Sections 105, 326, 328, 503(b), 506(c), 507(a), 507(b) or
          726 of the Bankruptcy Code) which are equal or superior to the priority of the Agent and the Lenders in respect of the Post-Petition Obligations, except for expenses included within the Carveout and those secured by Pre-Petition Permitted Priority Liens;

                    (c) Prior to the date on which the Obligations have been paid in full in cash and the Revolving Loan Commitment has been terminated, pay any administrative expenses except for, and provided such expenses are included with the Budget, (i) administrative expense claims incurred in the ordinary course of the business of the Borrower and their Subsidiaries in accordance with the terms of the Interim Order or the Final Order, whichever is applicable, and (ii) expenses included within the Carveout in accordance with the terms of the Interim Order or the Final Order, whichever is applicable;

                    (d) Make any payments or transfer any property on account of claims asserted by any of the Borrower's or their Subsidiaries' vendors for reclamation in accordance with Section 2-702 of any applicable Uniform Commercial Code and Section 546(c) of the Bankruptcy Code, unless otherwise ordered by the Bankruptcy Court upon prior notice to the Agent or unless otherwise consented to by the Agent;

                    (e) Return any Inventory to any vendor pursuant to Section 546(g) of the Bankruptcy Code, unless otherwise ordered by the Bankruptcy Court in accordance with Section 546(g) of the Bankruptcy Code upon prior notice to the Agent or unless otherwise consented to by the Agent;

                    (f) Pay expenses (other than cost of goods sold), or obtain advances of Revolving Loans, during any Retail Period which would cause the aggregate amount of all such expenses (other than cost of goods sold), or the aggregate net amount of all such borrowings, in either case for the year-to-date period ending as of the date of such incurrence or borrowing (after giving effect to such proposed incurrence or borrowing, as the case may be), to exceed, (i) in the case of such expenses, 110% of the aggregate amount of all such expenses contemplated by the Budget for the year-to-date period ending as of the last day of such Retail Period or (ii) in the case of such borrowings, the sum of 110% of the aggregate net amount of such borrowings contemplated by the Budget for the year-to-date-period ending as of the last day of such Retail Period plus $3,000,000, minus the aggregate holdback amount as of the date of determination established pursuant to decretal paragraph 10 of the Interim Order (or the analogous paragraph of the Final Order, as applicable); provided,
                                                                      --------
          however, that in no event shall the Borrower obtain Revolving Loan
          -------  ----
          advances during any year-to-date period ending as of the last day of a Retail Period which would cause the aggregate net amount of such borrowings to exceed 110% of the aggregate net amount of such borrowings contemplated by the Budget for such year-to-date period minus the aggregate holdback amount as of the date of determination established pursuant to decretal paragraph 10 of the Interim Order (or the analogous paragraph of the Final Order, as applicable); or

                    (g) Amend or otherwise modify the Exit Financing Commitment in any manner to impose additional conditions, covenants or other requirements upon the Borrower or its Subsidiaries or the Lenders, or to make any existing conditions, covenants or other requirements more onerous to the Borrower or its Subsidiaries or the Lenders."

          (mm) Sections 7.1 through 7.5 are deleted in their entirety and
               ------------         ---
replaced with the following provisions:

               "SECTION 7.1.  Minimum Cumulative EBITDA.  Maintain EBITDA for
                              -------------------------
     each period commencing on December 27, 1999 and ending on the last day of the following Retail Periods for the Borrower's fiscal year ending December 31, 2000 which is greater than or equal to the corresponding amounts set forth below opposite such Retail Periods:

               Retail Period Ending      Minimum Cumulative EBITDA
               --------------------      -------------------------

               Retail Period 4                  $  4,470,000
               Retail Period 5                  $  6,810,000
               Retail Period 6                  $  8,700,000
               Retail Period 7                  $ 10,505,000
               Retail Period 8                  $ 12,595,000
               Retail Period 9                  $ 15,160,000
               Retail Period 10                 $ 16,395,000
               Retail Period 11                 $ 19,055,000
               Retail Period 12                 $ 21,620,000
               Retail Period 13                 $ 22,665,000


               SECTION 7.2.   Minimum WPSA.  Maintain WPSA for each of the
                              ------------
     following Retail Periods ending during the Borrower's fiscal year ending December 31, 2000 which is greater than or equal to the corresponding amounts set forth below opposite such Retail Periods:

               Retail Period                 Minimum WPSA
               -------------                 ------------

               Retail Period 4               $ 12,500
               Retail Period 5               $ 13,000
               Retail Period 6               $ 12,614
               Retail Period 7               $ 12,437
               Retail Period 8               $ 12,666
               Retail Period 9               $ 12,944
               Retail Period 10              $ 12,833

               Retail Period 11              $ 13,004
               Retail Period 12              $ 12,920
               Retail Period 13              $ 12,227


               SECTION 7.3.   Capital Expenditures.  Not pay or incur Capital
                              --------------------
     Expenditures during its fiscal year ending December 31, 2000 in excess of $14,600,000 in the aggregate."

          (nn) Section 8.1(1) is deleted in its entirety and replaced with the
               --------------
following provision:

          "(1) The Borrower fails to pay (a) any principal amount of any Loans or LC Obligations, or any interest with respect thereto, when due and payable hereunder or under any other Loan Documents (whether constituting Pre-Petition Obligations or Post-Petition Obligations), other than the payment of principal with respect to the Term Loan pursuant to Section
                                                                    -------
     2.1(2)(b), or (b) any Obligations, other than the principal amount of any
     ---------
     Loans or LC Obligations or interest with respect thereto (whether for fees, expenses, reimbursement, indemnification, or other charges, and whether constituting Pre-Petition Obligations or Post-Petition Obligations), when due and payable hereunder or under any other Loan Documents and such failure under this clause (b) shall continue for three (3) Business Days;"
                        ----------

          (oo) Sections 8.1(3) through 8.1(8) are deleted in their entirety and
               ---------------         ------
replaced with the following provisions:

          (3) The Borrower or any Subsidiary shall fail to perform or observe any term, covenant or agreement contained in any of Sections 2.3A, 6.1,
                                                         -------------  ---
     6.2, 6.3, 6.4, 6.5, 6.6, 6.7, 6.8, 6.9, 6.10, 6.11, 6.12, 6.13, 6.14, 6.18,
     ---  ---  ---  ---  ---  ---  ---  ---  ----  ----  ----  ----  ----  ----
     10.6 or 10.12;
     ----    -----

          (4) The Borrower or any Subsidiary shall fail to perform or observe any term, covenant or agreement contained in (a) Sections 5.8(1), 5.8(2),
                                                      ---------------  ------
     5.8(3) or 5.8(4) of this Agreement and such failure shall continue for five
     ------    ------
     (5) Business Days, or (b) any of Sections 7.1 through 7.3, of this
                                      ------------         ---
     Agreement and such failure shall continue for four (4) Business Days after the earliest of notification or discovery thereof, the delivery by the Borrower to the Agent, Lenders, or the Securities and Exchange Commission of financial statements with respect to the Retail Periods during which such failure occurred, or the last date on which such financial statements may be delivered to the Agent and the Lenders in accordance with this Agreement;

          (5) The Borrower or any Subsidiary shall fail to perform or observe any other term, covenant, or agreement contained in any Loan Document applicable thereto (other than the Notes and those Sections referenced in the foregoing Clauses(1) through (4)) on its part to be performed or
                   ----------         ---
     observed and such failure shall continue for fifteen (15) Business Days following notice thereof from the Agent or the Required Lenders;

          (6) An order with respect to the Case shall be entered by the Bankruptcy Court, or any Credit Party shall file an application for an order with respect to the Case,

     (i) appointing a trustee under Section 1104 of the Bankruptcy Code or (ii) appointing an examiner with enlarged powers (beyond those set forth in
     Section 1106(a)(3) and (4) of the Bankruptcy Code) relating to the operation of the business under Section 1106(b) of the Bankruptcy Code; provided, however, that the appointment of an examiner with solely those
     --------  -------
     investigatory duties referenced in Section 1106(a)(3) of the Bankruptcy Code, or solely those reporting duties set forth in Section 1106(a)(4) of the Bankruptcy Code, or both, shall not constitute an Event of Default under this paragraph;

          (7) An order with respect to the Case shall be entered by the Bankruptcy Court confirming a plan of reorganization in the Case which is not acceptable to the Required Lenders;

          (8) An order with respect to the Case shall be entered by the Bankruptcy Court confirming a plan of reorganization in the Case which does not contain a provision for termination of the Revolving Loan Commitment and payment in full in cash of all Obligations of the Borrower hereunder and under the other Loan Documents on or before the effective date of such plan (in which case the Obligations shall not be discharged by the entry of any order confirming any such plan of reorganization and the Borrower hereby waives such discharge);"

          (pp)  Section 8.1(15) is amended  to add the phrase "or any other
                ---------------
Collateral Document" to the end of the lead-in language of such section immediately prior to the colon.

          (qq)  Section 8.1(17) is amended to add the phrase "or a Change in
                ---------------
Management" to the end of such section.

          (rr)  Section 8.1 is further amended to add the following provisions
                -----------
immediately following such subparagraph (17):
                           -----------------

                    "(18) An order shall be entered by the Bankruptcy Court dismissing the Case, or converting the Case to a case under Chapter 7 of the Bankruptcy Code, which order, in either such case, does not contain a provision for termination of the Revolving Loan Commitment and payment in full in cash of all Obligations of the Borrower hereunder and under the other Loan Documents upon entry thereof;

                    (19) An order with respect to the Case shall be entered by the Bankruptcy Court without the express prior written consent of the Required Lenders, (i) to revoke, reverse, stay, modify, supplement or amend the Interim Order or the Final Order, (ii) to permit any administrative expense or any claim (now existing or hereafter arising, or any kind or nature whatsoever) to have administrative priority as to any Credit Party equal or superior to the priority of the Agent and the Lenders in respect of the Post-Petition Obligations (except for those expenses included in the Carveout and those secured by Pre-Petition Priority Permitted Liens), or
     (iii) to grant or permit the grant of a Lien on any of the Collateral other than Permitted Liens;

                    (20) An order shall be entered by the Bankruptcy Court that is not stayed pending appeal granting relief from the automatic stay to any creditor of any Credit Party with respect to any claim in an amount equal to or exceeding $250,000 in the aggregate;

     provided, however, that it shall not be an Event of Default if relief from
     --------  -------
     the automatic stay is granted (i) solely for the purpose of allowing such creditor to determine the liquidated amount of its claim against a Credit Party or (ii) to permit the commencement of or prosecution of a proceeding to collect against an insurance company;

                    (21) An application for any of the orders described in subparagraphs (6), (8), (18), (19) or (20) of this section shall be made by a Person other than a Credit Party and such application is not withdrawn, dismissed or denied within thirty (30) days after the filing, or any Credit Party shall make any such application;

                    (22) The entry of the Final Order shall not have occurred within thirty (30) days after the Petition Date;

                    (23) Any Credit Party files any pleading seeking, or otherwise consenting to, (i) the invalidation or other challenging of any of the Agent's Liens securing the Pre-Petition Obligations, or which otherwise objects to or contests in any manner, or raises defenses to, the extent, amount, validity, perfection, priority, or enforceability of any of the Pre-Petition Obligations or Liens securing any Pre-Petition Obligations, or (ii) any relief under Section 506(c) of the Bankruptcy Code with respect to any property which secures any of the Pre-Petition Obligations; or

                    (24) The Exit Financing Commitment shall expire or be terminated prior to its stated expiration date, or the lender or lenders party to such commitment shall otherwise declare or assert that their commitments thereunder are no longer binding or effective (other than on or as of the stated expiration date thereof).

          (ss)  Section 8.2 is deleted in its entirety and replaced with the
                -----------
following provision:

                    SECTION 8.2. Effect of Event of Default. If any Event of
                                 --------------------------
     Default shall occur, the Agent may (or shall, upon the written request of the Required Lenders) (1) declare the Commitment of each of the Lenders and the agreement of the Issuing Lender to issue Letters of Credit to be terminated, and (2) declare the outstanding principal amount of the Notes, all interest thereon, and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Notes, all such interest, and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind all of which are hereby expressly waived by the Borrower and without further order or application to the Bankruptcy Court; provided,
                                                                       --------
     however, that, (a) prior to the Agent's or any Lender's exercise of
     -------
     remedies under clause (1) of this section, the Agent shall provide written
                    ----------
     notice of the occurrence of an Event of Default to the Credit Parties, counsel to the Credit Parties and counsel for any official committee of unsecured creditors with respect to the Case which has been duly appointed pursuant to Section 1102 of the Bankruptcy Code (the "Termination Notice")
                                                           ------------------
     and (b) prior to the Agent's exercise of any of its remedies under any of the Loan Documents other than this Agreement, the Agent shall provide the Credit Parties and the unsecured creditors' committee with three (3) Business Days prior notice to allow the Credit Parties or such committee the opportunity to obtain a determination from the Bankruptcy Court (at a hearing at which the Agent shall have had an opportunity to contest such determination and with respect to which the Agent shall have been given at least 48 hours' notice) that no Event of Default shall have occurred and, unless at such hearing or within such three (3) Business Day period the Bankruptcy Court orders otherwise, the Agent and the Lenders may immediately exercise such remedies."

          (ss)  Section 10.1 is amended to add the following provision to the
                ------------
end of the last paragraph of such section:

     "Without in any way limiting the Lenders' right to withhold their consent or agreement with respect thereto, the Required Lenders and the Borrower shall be permitted to amend, waive or modify the Budget without the further requirement of any approval or order by the Bankruptcy Court with respect thereto."

          (tt)  Section 10.5 is amended to delete in its entirety the first
                ------------
sentence of such section and to replace such sentence with the following provision:

     "Each Lender may (without the Borrower's consent) grant participations in or (subject to the consent of the Borrower (unless an Event of Default shall have occurred and be continuing), which consent shall not be unreasonably withheld) sell, assign, transfer or otherwise dispose of, at any time and from time to time hereafter, such Lender's rights, title, interests, remedies, powers and duties under this Agreement and the other Loan Documents (each Person to whom such participation is to be made being herein referred to as a "Participant" and each Person to whom such assignment, transfer or disposition is to be made being herein referred to as an "Assignee"), provided, that (a) each such participation, assignment,
                        --------  ----
     transfer and disposition shall be of a constant, and not a varying, percentage of all of the selling, assigning, transferring or disposing Lender's rights and obligations under this Agreement (including, without limitation, a constant percentage of all of such Lender's commitments hereunder and interests in Pre-Petition Obligations and Post-Petition Obligations) and (b) each assignment of a Lender's rights and commitments must be to a prospective Lender which has the administrative ability, as reasonably determined by such assigning Lender, to fund Revolving Loans hereunder (and in the case of such an assignment by the Issuing Lender the prospective Lender has the ability and willingness, as reasonably determined by such assigning Issuing Lender, to issue Letters of Credit as Issuing Lender hereunder)."

          (uu)  Section 10.8 is amended to add the following provision to the
                ------------
end of such section:

     "and, to the extent applicable, the Bankruptcy Code."

          (vv)  Section 10.11 is amended to add the phrase "OF THE BANKRUPTCY
                -------------
COURT, AND" to such section immediately prior to the existing phrase "OF ANY ILLINOIS STATE OR FEDERAL COURT" set forth therein.

          (ww)  The Credit Agreement is further amended (i) to delete Exhibit B
                                                                      ---------
thereto and replace such exhibit with the exhibit attached hereto as Exhibit 1
                                                                     ---------
to this Agreement and (ii)
to add as new Exhibits N, O and P thereto the exhibits respectively attached
              ----------  -     -
hereto as Exhibits 2, 3 and 4 to this Agreement.
          ----------  -     -

          2.  Security; Administrative Superpriority.  Subject to the
              --------------------------------------
satisfaction of each of the conditions set forth in Paragraph 4 of this
                                                    -----------
Agreement, and effective as of the Entry Date, the Credit Parties, the Agent and the Lenders hereby agree that, notwithstanding anything in the Credit Agreement or other Loan Documents to the contrary (and in addition to, and not in lieu of, all of the security, claims, benefits and other terms and provisions set forth in the Credit Agreement and other Loan Documents):

          (a) To secure all of the Post-Petition Obligations, each Credit Party hereby grants, assigns, pledges, transfers, conveys and sets over to the Agent, for the benefit of itself and the Lenders, a lien on and security interest in all of such Credit Party's now owned and hereafter acquired (i) property and interests in property described in Section 2 of that certain Security Agreement
                                   ---------
dated as of May 17, 1996, and as amended as of November 21, 1997, between the Borrower and the Agent, (ii) "Collateral" under and as defined in that certain Pledge Agreement dated as of May 17, 1996 between the Borrower and the Agent,
(iii) property and interests in property described in Section 2 of that certain
                                                      ---------
Security Agreement dated as of May 17, 1996, and as amended as of November 21, 1997, between the Corporate GP and the Agent, (iv) property and interests in property described in Section 1 of that certain Collateral Assignment of Loan
                      ---------
Documentation dated as of May 17, 1996, and as amended as of November 21, 1997, between the Borrower and the Agent, (v) property and interests in property described in Section 2 of that certain Security Agreement dated as of December
             ---------
5, 1997 executed by the Partnership in favor of the Agent and the Lenders, (vi) "Collateral" under and as defined in that certain Pledge Agreement dated as of December 5, 1997, between the Corporate GP and the Agent, (vii) property and interests in property described in Section 3 of that certain Amended and
                                   ---------
Restated Trademark Security Agreement dated January 31, 2000, executed by the Borrower in favor of the Agent and the Lenders, (viii) property and interests in property described in Section 3 of that certain Amended and Restated Trademark
                      ---------
Security Agreement dated January 31, 2000, executed by the Partnership in favor of the Agent and the Lenders, (ix) property and interests in property described in Section 3 of that certain Amended and Restated Trademark Security Agreement
   ---------
dated January 31, 2000, executed by the Corporate GP in favor of the Agent and the Lenders, (x) property and interests in property described in Section 3 of
                                                                 ---------
that certain Patent Security Agreement dated January 31, 2000, executed by the Borrower in favor of the Agent and the Lenders, (xi) other real and personal property and interests therein of any Credit Party (including, without limitation, the Credit Parties' respective rights and interests in any and all real property leases and all rents and income thereunder and any and all fee simple interests in real property) and (xii) products, accessions, substitutions, additions and proceeds of any of the foregoing (but specifically excluding, in any event, any depository accounts which may be established to hold trust fund taxes in accordance with the requirements of the Interim Order or Final Order and any causes of action or recoveries under Sections 544, 545, 547, 548, 549, 550 or 553 of the Bankruptcy Code).

          (b) The Liens in favor of the Agent and the Lenders described in Paragraph 2(a) hereof shall be valid and perfected liens and security interests,
--------------
prior to all other liens and interests now existing or hereafter arising (other than Pre-Petition Permitted Liens). Such liens and security interests and their priority shall remain in effect until all Post-Petition Obligations have been repaid and performed in full.

          (c) Each Credit Party hereby agrees that the Post-Petition Obligations shall constitute allowed administrative superpriority expenses in the Case having priority in accordance with Section 364(c)(1) of the Bankruptcy Code over all administrative expenses, secured claims and unsecured claims against any Credit Party now existing or hereafter arising, of any kind or nature whatsoever, including, without limitation all administrative expenses of the kind specified in Sections 105, 326, 328, 330, 331, 503(b), 506(c), 507(a),
507(b) and 726 of the Bankruptcy Code (other than the fees and expenses included in the Carveout and those secured by Pre-Petition Priority Permitted Liens).

          (d)  The Liens granted pursuant to Paragraph 2(a) hereof and the
                                             --------------
administrative superpriority referenced in Paragraph 2(c) hereof, and the
                                           --------------
corresponding Liens and superpriority provided in the Interim Order or the Final Order, may be independently granted by the other Loan Documents and by other Loan Documents hereafter entered into. This Agreement, the Interim Order, the Final Order and such other Loan Documents supplement each other, and the grants, priorities, rights and remedies of the Agent and the Lenders hereunder and thereunder are cumulative.

          (e)  The Liens granted pursuant to Paragraph 2(a) and in the other
                                             --------------
Loan Documents (with respect to the Post-Petition Obligations) shall be deemed valid and perfected by entry of the Interim Order. Each Credit Party shall execute and deliver to the Agent such financing statements as the Agent may request, but neither the Agent nor the Lenders shall be required to file any financing statements, notices of Liens or similar instruments in any jurisdiction or filing office or to take any other action in order to validate or perfect any such Liens.

          (f) The Liens, their priority, the administrative priorities and other rights and remedies granted the Agent or the Lenders pursuant to this Paragraph 2, the Interim Order, the Final Order, or the other Loan Documents
-----------
(with respect to the Post-Petition Obligations) shall not be modified, altered or impaired in any manner by any other financing or extension of credit or incurrence of debt by the Borrower (pursuant to Section 364 of the Bankruptcy Code or otherwise), or by any dismissal or conversion of the Case, or by entry of an order confirming a plan of reorganization in the Case for or in behalf of any Credit Party, or by any other act or omission whatever. Without limiting the foregoing, notwithstanding any such order, financing, extension, incurrence, dismissal, conversion, act or omission:

               (i) no costs or expenses of administration which have been or may be incurred in the Case or any conversion of the same or in any other proceedings related thereto, and no priority claims, are or will be prior to or in a parity with any claim of the Agent or the Lenders against the Credit Parties in respect of any Post-Petition Obligation, other than those expenses included in the Carveout and those secured by Pre-Petition Priority Permitted Liens;

               (ii)  the Liens described in Paragraph 2(a) hereof and in the
                                            --------------
     Loan Documents (with respect to the Post-Petition Obligations) shall constitute valid and perfected first priority Liens, and shall be prior to all other Liens, now existing or hereafter arising, in favor of any other creditor of any Credit Party or any other Person other than Pre-Petition Priority Permitted Liens; and

               (iii)  the Liens described in Paragraph 2(a) hereof and in the
                                             --------------
     Loan Documents (with respect to the Post-Petition Obligations) shall continue valid and perfected regardless of whether or not the Agent or any Lender files financing statements, continuation statements or any other instruments otherwise effective to perfect its Liens under applicable nonbankruptcy law.

          3.  Waiver of Existing Defaults.  Subject to the satisfaction of each
              ---------------------------
of the conditions set forth in Paragraph 4 of this Agreement, and effective as
                               -----------
of the Entry Date, the Agent and each Lender hereby waive each Event of Default which has occurred and is continuing under the terms of the Credit Agreement prior to the Entry Date, but only to the extent (a) described in Exhibit 5
                                                                 ---------
attached hereto (collectively, the "Existing Defaults") or (b) constituting the Borrower's non-compliance with one or more of the financial covenants set forth in Article VII of the Credit Agreement (before giving effect to the amendments
   -----------
contemplated by Paragraph 1 of this Agreement) for a period ending, or date
                -----------
occurring, prior the date hereof and such non-compliance is not actually known by any of the executive officers of the Borrower as of the date hereof.

          4.  Effectiveness of this Agreement; Conditions Precedent.  The
              -----------------------------------------------------
provisions of Paragraphs 1 through 3 hereof shall be deemed to have become
              ------------         -
effective as of the Entry Date, but such effectiveness shall be expressly conditioned upon the Agent's receipt of each of the following:

          (a) an originally-executed counterpart of this Agreement executed and delivered by a duly authorized officer of the Credit Parties and the Lenders;

          (b) an originally-executed set of resolutions of the Board of Directors of each of the Borrower and (on its own behalf and as general partner for the Partnership) the Corporate GP, executed by a duly authorized officer (or other duly authorized signatory) of each authorizing and approving the commencement of the Cases, the Loans and other provisions contemplated by this Agreement;

          (c) an opinion of the Debtors' and the Corporate GP's counsel addressed to the Agent and the Lenders with respect to this Agreement in form, scope and substance acceptable to the Agent;

          (d)  a certified copy of the "Interim Order" (as defined in Paragraph
                                                                      ---------
1 hereof), which Interim Order shall have been entered by the Bankruptcy Court
-
no later than 5 days after the Petition Date and shall, prior to the entry of the Final Order, not have been reversed, stayed, modified, vacated, amended or appealed;

          (e) receipt of an "Exit Financing Commitment" (as defined in Paragraph 1 hereof);
-----------

          (f)  an executed copy of the "Fee Letter" (as defined in Paragraph 1
                                                                   -----------
hereof), together with payment in full, in cash or other immediately available funds, of all costs and fees owing by the Borrower to the Agent, the Co-Agent and the Lenders at such time thereunder and under the Credit Agreement (as proposed to be amended pursuant to Paragraph 1 hereof); and
                                   -----------

          (g) copies of all "first day orders" entered on or about the Petition Date (certified by the Bankruptcy Court to the extent affecting the Agent or any Lender as determined by the Agent in its reasonable discretion).

          5.  Representations and Warranties.  Subject to the entry by the
              ------------------------------
Bankruptcy Court of the Interim Order (as to the period prior to the entry of the Final Order) and the Final Order, each Credit Party hereby represents and warrants that:

          (a) this Agreement constitutes the legal, valid and binding obligation of each Credit Party enforceable against such Credit Party in accordance with its terms;

          (b) each Credit Party's execution and delivery of this Agreement, and its performance hereafter of the Loan Documents as modified by this Agreement, have been duly authorized by all necessary corporate or partnership action, do not violate any provision of its certificate of incorporation, bylaws, partnership agreement or other organizational documents, will not violate any law, regulation, court order or writ applicable to it, will not require the approval or consent of any governmental agency, and except as may have otherwise been heretofore obtained, will not require the approval or consent of any third party under the terms of any contract or agreement to which any Credit Party or any Subsidiary or other Affiliate of any Credit Party is bound;

          (c) after giving effect to all of the provisions of this Agreement (and except with respect to the Existing Defaults), (i) no Default has occurred and is continuing or will have occurred and be continuing and (ii) all of the representations and warranties of each Credit Party contained in the Credit Agreement and the other Loan Documents (other than such representations or warranties which, in accordance with their express terms, are made only as of a specified date) are, and will be, true and correct as of the date of the Credit Parties' execution hereof in all material respects as though made on and as of such date; and

          (d)  Attached hereto as Exhibits 6  and 7, respectively, are
                                  -----------     -
restatements of the contents of Schedules 4.10 and 4.14 of the Credit Agreement
                                --------------     ----
as if the representations and warranties set forth in Sections 4.10  and 4.14 of
                                                      --------------     ----
the Credit Agreement were remade as of the Petition Date and referred to such exhibits hereto as of such date (instead of as of the Restatement Effective Date as provided in such sections). All of such representations and warranties, with respect to such exhibits are true and correct as of the Petition Date.

          (e) as of the Petition Date, none of their properties are subject to any Liens other than Liens in favor of the Agent or the Lenders with respect to the Obligations, Liens of the types described in clauses (4) through (9) of
                                                 -----------         ---
Section 6.1 of the Credit Agreement and Liens described on Exhibit 8 attached
-----------                                                ---------
hereto and made a part hereof.

          (f) as of the Petition Date, except as expressly disclosed in writing to the Agent on or prior to the date hereof, there is no pending or (to the Borrower's knowledge) threatened action or proceeding against the Borrower or any of its Subsidiaries before any court, governmental agency, or arbitrator, other than threatened actions arising in the ordinary course of business none of which is material either individually or in the aggregate.

          6.  Reference to and Effect on Credit Agreement and Other Loan
              ----------------------------------------------------------
Documents.  The Credit Agreement and each of the other Loan Documents, as
---------
amended hereby, shall remain in full force and effect and are hereby ratified and confirmed. Except as is expressly set forth in Paragraph 3 hereof, neither
                                                    -----------
the execution, delivery or effectiveness of this Agreement shall operate as a waiver of any right, power or remedy of the Agent or any Lender of any Default under the Credit Agreement, all of which the Agent and the Lenders hereby expressly reserve. The Credit Parties, the Lenders and the Agent agree and acknowledge that this Agreement constitutes a "Loan Document" under and as defined in the Loan Agreement. In the event of an irreconcilable inconsistency between the terms of this Agreement and those of the existing Loan Documents, the inconsistent terms in such other Loan Documents shall be deemed superseded by the provisions of this Agreement to the extent of such inconsistency. In the event of an irreconcilable inconsistency between the terms of the Loan Documents (as modified by this Agreement) and those of the Interim Order or Final Order (whichever is effective), the inconsistent terms in the Loan Documents (as modified by this Agreement) shall be deemed superseded by the provisions of such order to the extent of such inconsistency.

          7.  Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the laws and decisions of the State of Illinois.

          8.  Agent's Expenses.  The Borrower hereby agrees that the Agent has
              ----------------
been authorized by the Borrower to charge all the reasonable out-of-pocket fees and expenses (including, without limitation, attorneys' and paralegals' fees, it or the Co-Agent has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Agreement) to the Borrower's Account, which authorization is hereby ratified and confirmed by the Borrower.

          9.  Reaffirmations by the Partnership and the Corporate GP.   The
              ------------------------------------------------------
Partnership and the Corporate GP, in their respective capacities as guarantors, pledgors, grantors, contributors, or other providers of financial accommodations under the terms of the Loan Documents (including, without limitation, under that certain Guaranty dated as of May 17, 1996 executed and delivered by the Corporate GP in favor of the Agent and the Lenders, that certain Guaranty dated as of December 5, 1997 executed and delivered by the Partnership in favor of the Agent and the Lenders, and each of the other Loan Documents referred to and described in Paragraph 2(a) hereof and to which the Corporate GP or the
             --------------
Partnership is a party), hereby each reaffirms and ratifies each of its obligations, covenants, guaranties, grants of security interests, pledges, grants of liens and other undertakings and accommodations under the Loan Documents to which it is a party, all of which shall hereafter remain in full force and effect, with respect to both Pre-Petition Obligations and Post-Petition Obligations. Each of the Partnership and the Corporate GP hereby further agrees, to the extent within their respective powers and authority, to carry out each term, provision, covenant and condition of the Credit Agreement as modified by Paragraph 1 of this Agreement. Each of the Partnership and the
               -----------
Corporate GP hereby agree and acknowledge it is truly and justly indebted as a guarantor with respect to all Pre-Petition Obligations and Post-Petition Obligations of the Borrower, without setoff, defense or counterclaim.

          10.  Counterparts.  This Agreement may be executed in counterparts,
               ------------
each of which shall be an original and all of which together shall constitute one and the same agreement among the parties.

                                     * * *

          IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                              EINSTEIN/NOAH BAGEL CORP., as debtor and debtor-in-possession


                              By: /s/ Paul A. Strasen
                                  --------------------------------------------
                                  Name: Paul A. Strasen
                                        ---------------------------------
                                  Title: Sr. Vice President
                                         --------------------------------

                              EINSTEIN/NOAH BAGEL PARTNERS, L.P., as debtor and debtor-in-possession
                              By: EINSTEIN/NOAH BAGEL PARTNERS, INC., as General Partner


                              By: /s/ Paul A. Strasen
                                  --------------------------------------------
                                  Name: Paul A. Strasen
                                        ---------------------------------
                                  Title: Vice President
                                         --------------------------------

                              EINSTEIN/NOAH BAGEL PARTNERS, INC.


                              By: /s/ Paul A. Strasen
                                  --------------------------------------------
                                  Name: Paul A. Strasen
                                        ---------------------------------
                                  Title: Vice President
                                         --------------------------------

                              BANK OF AMERICA, N.A.., as the Agent


                              By: /s/ David A. Johanson
                                  --------------------------------------------
                                  Name: David A. Johanson
                                        ---------------------------------
                                  Title: Vice President
                                         --------------------------------

                              BANK OF AMERICA, N.A.., as a Lender


                              By: /s/ Michael Staunton
                                  --------------------------------------------
                                  Name: Michael Staunton
                                        ---------------------------------
                                  Title: Vice President
                                         --------------------------------

                              GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender and as Co- Agent


                              By: /s/ Jeff Fitts
                                  --------------------------------------------
                                  Name: Jeff Fitts
                                        ---------------------------------
                                  Title: Senior Vice President
                                         --------------------------------


                              LASALLE BANK NATIONAL ASSOCIATION, (as successor to LaSalle National Bank), as a Lender


                              By: /s/ David C. Shapiro
                                  --------------------------------------------
                                  Name: David C. Shapiro
                                        ---------------------------------
                                  Title: First Vice President
                                         --------------------------------